As filed with the Securities and Exchange Commission on April 17, 2000

                                               Registration No. 333-_____
   ======================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                         --------------------------
                                  FORM S-8
                           REGISTRATION STATEMENT
                                    UNDER
                         THE SECURITIES ACT OF 1933
                         --------------------------
                         FRANKLIN ELECTRIC CO., INC.
           (Exact name of registrant as specified in its charter)

                Indiana                            35-0827455
     (State or other jurisdiction               (I.R.S. Employer
   ofincorporation or organization)            Identification No.)

                           400 East Spring Street
                           Bluffton, Indiana 46714
                  (Address of principal executive offices)

              FRANKLIN ELECTRIC CO., INC.  AMENDED AND RESTATED
                 1996 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN
                          (Full title of the plan)

                             Gregg C. Sengstack
                   Vice President, Chief Financial Officer
                         Franklin Electric Co., Inc.
                           400 East Spring Street
                           Bluffton, Indiana 46714
                   (Name and address of agent for service)

                               (219) 824-2900
        (Telephone number, including area code, of agent for service)

                               With a copy to:

                               Robert J. Regan
                            Schiff Hardin & Waite
                              6600 Sears Tower
                        Chicago, Illinois 60606-6473
                               (312) 258-5606
                         --------------------------





                       CALCULATION OF REGISTRATION FEE

                                                                PROPOSED
                                                                MAXIMUM              PROPOSED
                                                AMOUNT          OFFERING             MAXIMUM           AMOUNT OF
            TITLE OF SECURITIES TO BE           TO BE           PRICE PER           AGGREGATE        REGISTRATION
                   REGISTERED                 REGISTERED        SHARE(1)        OFFERING PRICE(1)         FEE

      Common Stock, par value $.10 per         210,000           $66.75            $14,017,500         $3,700.62
      share, (including related Common
      Stock Purchase Rights)

     (1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h) under the Securities Act of 1933, as amended, based on the average of the high and low sales prices of the Common Stock reported on the National Association of Securities Dealers Automated Quotation System on April 11, 2000.

































                                      2





                            STATEMENT PURSUANT TO
                      GENERAL INSTRUCTION E OF FORM S-8
                   "REGISTRATION OF ADDITIONAL SECURITIES"

        The contents of the Registration Statement on Form S-8 (File No. 333-01957), filed by the Registrant with the Securities and Exchange Commission on March 26, 1996, registering shares of its Common Stock, par value $0.10 per share, issuable pursuant to the Franklin Electric Co., Inc. 1996 Nonemployee Director Stock Option Plan, are hereby incorporated by reference.

                                 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bluffton, State of Indiana on this 14th day of April, 2000.

                                 FRANKLIN ELECTRIC CO., INC.



                                 By:  /s/ William H. Lawson
                                      -------------------------
                                      William H. Lawson
                                      Chairman of the Board and
                                      Chief Executive Officer

        Each person whose signature appears below appoints each of William H. Lawson and Gregg C. Sengstack as such person's true and lawful attorney to execute in the name of each such person, and to file, any amendments to this registration statement that such attorney deems necessary or desirable to enable the Registrant to comply with the Securities Act of 1933, and any rules, regulations, and requirements of the Commission with respect thereto, in connection with the registration of the shares of Common Stock (and the related Stock Purchase Rights attached thereto) that are subject to this registration statement, which amendments may make such changes in such registration statement as the above-named attorneys deem appropriate, and to comply with the undertakings of the Registrant made in connection with this registration statement, and each of the undersigned hereby ratifies all that said attorneys will do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.




                                      3





              SIGNATURE                                 TITLE                                DATE
              ---------                                 -----                                ----
     /s/ William H. Lawson             Chairman of the Board and                          April 14, 2000
     ---------------------             Chief Executive Officer
     William H. Lawson                 (Principal Executive Officer)


     /s/ John B. Lindsay               Vice Chairman of                                   April 14, 2000
     ---------------------             the Board and Director
     John B. Lindsay


     /s/ Gregg C. Sengstack            Vice President and Chief                           April 14, 2000
     ----------------------            Financial Officer (Principal
     Gregg C. Sengstack                Financial and Accounting Officer)


     /s/ Jerome D. Brady               Director                                           April 14, 2000
     ----------------------
     Jerome D. Brady


     /s/ Robert H. Little              Director                                           April 14, 2000
     ----------------------
     Robert H. Little


     /s/ Patricia Schaefer             Director                                           April 14, 2000
     ----------------------
     Patricia Schaefer


     /s/ Donald J. Schneider           Director                                           April 14, 2000
     ----------------------
     Donald J. Schneider


     /s/ R. Scott Trumbull             Director                                           April 14, 2000
     ----------------------
     R. Scott Trumbull


     /s/ Juris Vikmanis                Director                                           April 14, 2000
     ----------------------
     Juris Vikmanis


     /s/ Howard B. Witt                Director                                           April 14, 2000
     ----------------------
     Howard B. Witt

                                      4





                                EXHIBIT INDEX

   Exhibit
   Number                        Exhibit
   -------                       -------

     4.1 Amended and Restated Articles of Incorporation of Franklin Electric Co., Inc. (incorporated herein by reference to the Company's Form 10-Q for the quarter ended April 3, 1999)

     4.2 By-laws of Franklin Electric Co., Inc. as amended to date (incorporated herein by reference to the Company's Form 10-Q for the quarter ended April 3, 1999)

     4.3 Rights Agreement dated as of October 15, 1999 between Franklin Electric Co., Inc. and Illinois Stock Transfer Company (incorporated herein by reference to the Company's registration statement on Form 8-A dated October 15, 1999)

      5           Opinion of Schiff Hardin & Waite

     23.1         Consent of Deloitte & Touche LLP

     23.2 Consent of Schiff Hardin & Waite (contained in its opinion filed herein as Exhibit 5)

     24 Powers of Attorney (as set forth on the signature pages hereto)























                                      5